Exhibit 10.1

EXECUTION VERSION

FOURTH AMENDMENT TO CREDIT AGREEMENT

This Fourth Amendment to Credit Agreement (this “Amendment”) is entered into effective as of the 21st day of December, 2016 (the “Fourth Amendment Effective Date”), by and among Sunoco LP, a Delaware limited partnership (“Borrower”), Bank of America, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), Swingline Lender and an LC Issuer, and the financial institutions parties hereto as Lenders (“Lenders”).

W I T N E S S E T H

WHEREAS, Borrower, Administrative Agent and the Lenders are parties to that certain Credit Agreement, dated as of September 25, 2014 (as amended by that certain First Amendment to Credit Agreement and Increase Agreement dated as of as April 10, 2015, that certain Second Amendment to Credit Agreement, dated as of December 2, 2015 and that certain Third Amendment to Credit Agreement, dated as of August 1, 2016, and as otherwise amended, restated, supplemented or modified prior to the date hereof, the “Existing Credit Agreement” and the Existing Credit Agreement, as amended by this Amendment, the “Credit Agreement”) (unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meaning given such terms in the Credit Agreement);

WHEREAS, the Borrower has requested that the Lenders agree to amend certain provisions of the Existing Credit Agreement as set forth below; and

WHEREAS, subject to and upon the terms and conditions set forth herein, the Lenders have agreed to enter into this Amendment;

NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Borrower, Administrative Agent, and the Lenders hereby agree as follows:

Section 1. Amendments. In reliance on the representations, warranties, covenants and agreements contained in this Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, the Existing Credit Agreement shall be amended effective as of the Fourth Amendment Effective Date in the manner provided in this Section 1.

1.1 Amendment of Section 1.01. Section 1.01 of the Existing Credit Agreement is hereby amended as follows:

(a) By amending and restating the pricing grid in clause (a) of the definition of “Applicable Rate” to read in full as follows:

Level	Leverage Ratio	Base Rate Margin	Eurodollar Margin	Commitment Fee Rate
1	< 3.00	0.500%	1.500%	0.250%
2	> 3.00 to 1.00 and < 3.50 to 1.00	0.750%	1.750%	0.300%
3	> 3.50 to 1.00 and < 4.00 to 1.00	1.000%	2.000%	0.300%
4	> 4.00 to 1.00 and < 4.50 to 1.00	1.250%	2.250%	0.350%
5	> 4.50 to 1.00 and < 5.50 to 1.00	1.500%	2.500%	0.350%
6	> 5.50 to 1.00 and < 6.00 to 1.00	1.750%	2.750%	0.500%
7	> 6.00 to 1.00	2.000%	3.000%	0.500%

(b) By adding the definition of “Fourth Amendment” in alphabetically appropriate order, which shall read in full as follows:

“Fourth Amendment” means that certain Fourth Amendment to Credit Agreement dated as of December 21, 2016, among the Borrower, Administrative Agent and the Lenders party thereto.

(c) By adding the definition of “Interest Coverage Ratio” in alphabetically appropriate order, which shall read in full as follows:

“Interest Coverage Ratio” means, as of any date, the ratio of (a) Consolidated EBITDA for the period of four consecutive fiscal quarters ending on such date to (b) Consolidated Interest Expense for the period of four consecutive fiscal quarters ending on such date.

(d) By amending the definition of “Loan Documents” by adding “the Fourth Amendment,” immediately following the reference to the “Third Amendment,” therein.

(e) By adding the definition of “Net Cash Proceeds” in alphabetically appropriate order, which shall read in full as follows:

“Net Cash Proceeds” means, with respect to the issuance of any Equity Interests of the Borrower, an amount equal to (a) payments of Cash or Cash Equivalents received by the Borrower from such issuance minus (b) all reasonable and customary out-of-pocket legal, underwriting and other fees and expenses incurred in connection with such issuance.

(f) By deleting the definition of “Post Dropdown Period” in its entirety.

(g) By adding the definition of “Senior Secured Leverage Ratio” in alphabetically appropriate order, which shall read in full as follows:

“Senior Secured Leverage Ratio” means, as of any date, the ratio of (a) Consolidated Funded Indebtedness that is secured by a Lien on any property of the Borrower or any of its Subsidiaries on such date to (b) Consolidated EBITDA for the period of four consecutive fiscal quarters ending on such date.

(h) By amending the definition of “Specified Acquisition Period” by replacing the reference to “Section 7.12” therein with a reference to “Section 7.12(a)(ii).”

(i) By adding the definition of “Term Loan Repayment Date” in alphabetically appropriate order, which shall read in full as follows:

“Term Loan Repayment Date” means the date on which all Term Loan Obligations have been repaid in full in cash (other than with the proceeds of any Term Loan Refinancing Indebtedness that is secured by a Lien on any property of the Borrower or any of its Subsidiaries).

1.2	Amendment to Section 2.06. Section 2.06 of the Existing Credit Agreement is hereby amended and restated to read in its entirety as follows:

2.06 Prepayments of Loans.

(a) Voluntary Prepayments. The Borrower may, upon three Business Days’ notice by delivery of a Notice of Loan Prepayment to the Administrative Agent (which notice shall be irrevocable except that such notice may state that such notice is conditioned upon the effectiveness of other credit facilities or the receipt of the proceeds from the incurrence of other Indebtedness or any other event, in which case such notice may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified date) if such condition is not satisfied, and the Administrative Agent will promptly give notice to the other Lenders), from time to time and without premium or penalty (other than Eurodollar Loan breakage costs, if any, pursuant to Section 3.05) prepay the Loans, in whole or in part, so long as the aggregate amounts of all partial prepayments of principal on the Loans equals $5,000,000 or any higher integral multiple of $1,000,000. Each prepayment of principal under this section shall be accompanied by all interest then accrued and unpaid on the principal so prepaid. Any principal or interest prepaid pursuant to this section shall be in addition to, and not in lieu of, all payments otherwise required to be paid under the Loan Documents at the time of such prepayment.

(b) Mandatory Prepayments. In the event that the Borrower shall receive Net Cash Proceeds from the issuance of Equity Interests of the Borrower at any time prior to the earlier of (i) the Borrower’s delivery of a Compliance Certificate demonstrating that the Leverage Ratio is less than 5.50 to 1.00 and (ii) the Term Loan Repayment Date, the Borrower shall substantially simultaneously with the receipt of such Net Cash Proceeds (and in any event not later than the third Business Day after receipt thereof) by the Borrower, apply an amount equal to 100% of such Net Cash Proceeds to prepay either (a) so long as the Term Loan Obligations are outstanding, the Term Loan Obligations or (b) the Loans.

The Borrower shall deliver to the Administrative Agent (i) concurrently with any notice of prepayment of the Loans or Term Loan Obligations pursuant to this Section 2.06(b), a certificate of a Responsible Officer demonstrating the calculation of the amount of the applicable Net Cash Proceeds, and (ii) at least three Business Days prior written notice of such prepayment. Each notice of prepayment of the Loans or Term Loan Obligations shall specify the prepayment date, the Type of each Loan or Term Loan Obligations being prepaid and the principal amount of each Loan (or portion thereof) or Term Loan Obligation to be prepaid. All prepayments of Loans under this Section 2.06(b) shall be subject to Section 3.05, but shall otherwise be without premium or penalty, and shall be accompanied by accrued and unpaid interest on the principal amount to be prepaid to but excluding the date of payment. In the event that the Borrower shall subsequently determine that the actual amount received exceeded the amount set forth in such certificate, the Borrower shall promptly make an additional prepayment of the Loans or Term Loan Obligations in an amount equal to such excess, and the Borrower shall concurrently therewith deliver to the Administrative Agent a certificate of a Responsible Officer demonstrating the derivation of such excess amount.

1.3 Amendment to Section 6.01(b). Section 6.01(b) of the Existing Credit Agreement is hereby amended by replacing the words “with the requirements of Section 7.12” therein with the words “with the then applicable requirements of Section 7.12.”

1.4 Amendment to Section 6.09(a). Section 6.09(a) of the Existing Credit Agreement is hereby amended by replacing the words “in compliance with Section 7.12” therein with the words “in compliance with the then applicable requirements of Section 7.12.”

1.5 Amendment to Section 7.01(a)(xi). Section 7.01(a)(xi) of the Existing Credit Agreement is hereby amended by replacing the words “compliance with Section 7.12” therein with the words “compliance with the then applicable requirements of Section 7.12.”

1.6 Amendment to Section 7.01(b)(xiii). Section 7.01(b)(xiii) of the Existing Credit Agreement is hereby amended by replacing the words “compliance with Section 7.12” therein with the words “compliance with the then applicable requirements of Section 7.12.”

1.7 Amendment to Section 7.05. Section 7.05 of the Existing Credit Agreement is hereby amended by replacing the words “in compliance with Section 7.12” therein with the words “in compliance with the then applicable requirements of Section 7.12.”

1.8 Amendment to Section 7.10(k). Section 7.10(k) of the Existing Credit Agreement is hereby amended by replacing the words “in compliance with Section 7.12” therein with the words “in compliance with the then applicable requirements of Section 7.12.”

1.9 Amendment to Section 7.11. Section 7.11 of the Existing Credit Agreement is hereby amended by replacing the words “in compliance with Section 7.12” therein with the words “in compliance with the then applicable requirements of Section 7.12.”

1.10 Amendment of Section 7.12. Section 7.12 of the Existing Credit Agreement is hereby amended and restated to read in its entirety as follows:

7.12 Financial Covenants:.

(a) Leverage Ratio. As of each Quarterly Testing Date commencing with December 31, 2016, the Leverage Ratio will not exceed (i) with respect to each Quarterly Testing Date occurring during the period from (and including) December 31, 2016 to (and including) December 31, 2018, the applicable ratio set forth below:

Quarterly Testing Date	Maximum Leverage Ratio
December 31, 2016 through December 31, 2017	6.75 to 1.00
March 31, 2018	6.50 to 1.00
June 30, 2018	6.25 to 1.00
September 30, 2018	6.00 to 1.00
December 31, 2018	5.75 to 1.00

and (ii) with respect to any other Quarterly Testing Date (A) at any time other than during a Specified Acquisition Period, 5.50 to 1.00 or (B) during a Specified Acquisition Period, 6.00 to 1.00.

(b) Interest Coverage Ratio. As of each Quarterly Testing Date commencing with December 31, 2016 and continuing to (and including) December 31, 2018, the Interest Coverage Ratio shall not be less than 2.25 to 1.00.

(c) Senior Secured Leverage Ratio. As of each Quarterly Testing Date commencing with December 31, 2016 and continuing until the Term Loan Repayment Date, the Senior Secured Leverage Ratio will not exceed (i) with respect to each Quarterly Testing Date occurring during the period from (and including) December 31, 2016 to (and including) December 31, 2017, 3.75 to 1.00 and (ii) for each Quarterly Testing Date thereafter, 3.50 to 1.00.

1.11	Amendment to Exhibit B. Exhibit B to the Credit Agreement is hereby amended and restated in its entirety in the form of Exhibit B attached hereto.

Section 2. Conditions Precedent. The effectiveness of the amendments to the Existing Credit Agreement contained in Section 1 hereof is subject to the satisfaction of each of the following conditions precedent:

2.1 Counterparts. Administrative Agent shall have received counterparts of this Amendment duly executed by Borrower, the Guarantors and the Majority Lenders.

2.2 Fees and Expenses. Borrower shall have paid to Administrative Agent all fees due and owing to Administrative Agent pursuant to or in connection with this Amendment (including the reasonable and documented fees, charges and disbursements of a single counsel for the Administrative Agent) in the preparation, execution, review and negotiation of this Amendment and the other Loan Documents in accordance with Section 10.04(a) of the Existing Credit Agreement.

2.3 Consent Fee. Administrative Agent shall have received, for the benefit of the Lenders party to this Amendment (each such Lender party to this Amendment, herein a “Consenting Lender” and including, without limitation, Bank of America, N.A.), a consent fee (the “Amendment Consent Fee”) in an aggregate amount for each such Consenting Lender equal to 25 basis points (0.25%) of the amount of such Consenting Lender’s Commitment on the Fourth Amendment Effective Date. Administrative Agent shall pay to each Consenting Lender the applicable Amendment Consent Fee promptly after receipt thereof by the Administrative Agent.

2.4 Term Loan Amendment. Administrative Agent shall have received a duly executed copy of an amendment to the Term Loan Facility in form and substance reasonably satisfactory to the Administrative Agent; provided that an amendment in form and substance substantially similar to this Amendment shall be deemed reasonably satisfactory to the Administrative Agent.

2.5 No Default. No Default or Event of Default shall have occurred which is continuing.

Section 3. Representations and Warranties of Borrower. To induce the Lenders and Administrative Agent to enter into this Amendment, Borrower hereby represents and warrants to the Lenders and Administrative Agent as follows:

3.1 Reaffirmation of Existing Representations and Warranties. Each representation and warranty of Borrower contained in the Credit Agreement and the other Loan Documents is true and correct in all material respects (except to the extent that such representations and warranties are qualified by materiality, in which case such representations and warranties are true and correct in all respects) on the date hereof after giving effect to the amendments set forth in Section 1 hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects (except to the extent that such representations and warranties are qualified by materiality, in which case such representations and warranties were true and correct in all respects) as of such earlier date.

3.2 No Default or Event of Default. No Default or Event of Default has occurred which is continuing.

3.3 Acknowledgment of No Defenses. As of the Fourth Amendment Effective Date, to the knowledge of Borrower, Borrower has no defense to (a) Borrower’s obligation to pay the Obligations when due, or (b) the validity, enforceability or binding effect against Borrower or any Loan Party of the Credit Agreement or any of the other Loan Documents (to the extent a party thereto) or any Liens intended to be created thereby.

Section 4. Miscellaneous.

4.1 Reaffirmation of Loan Documents. Any and all of the terms and provisions of the Credit Agreement and the Loan Documents shall, except as amended and modified hereby, remain in full force and effect. The amendments contemplated hereby shall not limit or impair any Liens securing the Obligations, each of which are hereby ratified and affirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor, except as expressly provided herein, constitute a waiver or amendment of any provision of any of the Loan Documents.

4.2 Parties in Interest. All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

4.3 Counterparts. This Amendment may be executed in counterparts, including, without limitation, by electronic signature, and all parties need not execute the same counterpart. Facsimiles or other electronic transmissions (e.g. .pdfs) of such executed counterparts shall be effective as originals.

4.4 Complete Agreement. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES.

4.5 Headings. The headings, captions and arrangements used in this Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.

4.6 Effectiveness. This Amendment shall be effective automatically and without necessity of any further action by Borrower, Administrative Agent or the Lenders when counterparts hereof have been executed by Borrower, Guarantors and the Majority Lenders, and all conditions to the effectiveness hereof set forth herein have been satisfied.

4.7 Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

4.8 Amendment. On and after the Fourth Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this Amendment. This Amendment constitutes a Loan Document.

[Signature Pages to Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers on the date and year first above written.

SUNOCO LP

By:	SUNOCO GP LLC, its General Partner

By:	/s/ Thomas R. Miller
Name:	Thomas R. Miller
Title:	Chief Financial Officer

SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT

SUNOCO LP

BANK OF AMERICA, N.A.,
as an LC Issuer, Swingline Lender and a Lender

By:	/s/ Adam H. Fey
Name:	Adam H. Fey
Title:	Director

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Denise Jones
Name:	Denise Jones
Title:	Assistant Vice President

SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT

SUNOCO LP

WELLS FARGO BANK, N.A.,
as an LC Issuer and a Lender

By:
Name:
Title:

SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT

SUNOCO LP

COMPASS BANK,
as a Lender

By:	/s/ Blake Kirshman
Name:	Blake Kirshman
Title:	Senior Vice President

SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT

SUNOCO LP

THE BANK OF TOKYO-MITSUBISHI UFJ LTD.,
as a Lender

By:
Name:
Title:

SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT

SUNOCO LP

DNB CAPITAL LLC,
as a Lender

By:	/s/ Jill Ilski
Name:	Jill Ilski
Title:	First Vice President

By:	/s/ Jodie Gildersleeve
Name:	Jodie Gildersleeve
Title:	Vice President

SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT

SUNOCO LP

THE ROYAL BANK OF SCOTLAND PLC,
as a Lender

By:
Name:
Title:

SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT

SUNOCO LP

BARCLAYS BANK PLC,
as a Lender

By:	/s/ Christopher Aitkin
Name:	Christopher Aitkin
Title:	Assistant Vice President

SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT

SUNOCO LP

CITIBANK, N.A.,
as a Lender

By:	/s/ Michael Zeller
Name:	Michael Zeller
Title:	Vice President

SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT

SUNOCO LP

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as a Lender

By:	/s/ Nupur Kumar
Name:	Nupur Kumar
Title:	Authorized Signatory

By:	/s/ Warren Van Heyst
Name:	Warren Van Heyst
Title:	Authorized Signatory

SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT

SUNOCO LP

DEUTSCHE BANK AG — NEW YORK BRANCH,
as a Lender

By:	/s/ Chris Chapman
Name:	Chris Chapman
Title:	Director

By:	/s/ Shai Bandner
Name:	Shai Bandner
Title:	Vice President

SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT

SUNOCO LP

GOLDMAN SACHS BANK USA,
as a Lender

By:	/s/ Ushma Dedhiya
Name:	Ushma Dedhiya
Title:	Authorized Signatory

SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT

SUNOCO LP

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:	/s/ Stephanie Balette
Name:	Stephanie Balette
Title:	Authorized Signer

SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT

SUNOCO LP

MIZUHO BANK, LTD.,
as a Lender

By:	/s/ Leon Mo
Name:	Leon Mo
Title:	Authorized Signatory

SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT

SUNOCO LP

MORGAN STANLEY BANK, N.A.,
as a Lender

By:	/s/ Patrick Layton
Name:	Patrick Layton
Title:	Authorized Signatory

SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT

SUNOCO LP

MORGAN STANLEY SENIOR FUNDING, INC.,
as a Lender

By:	/s/ Patrick Layton
Name:	Patrick Layton
Title:	Vice President

SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT

SUNOCO LP

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Kyle T. Helfrich
Name:	Kyle T. Helfrich
Title:	Assistant Vice President

SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT

SUNOCO LP

ROYAL BANK OF CANADA,
as a Lender

By:	/s/ Mark Lumpkin, Jr.
Name:	Mark Lumpkin, Jr.
Title:	Authorized Signatory

SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT

SUNOCO LP

SUMITOMO MITSUI BANKING CORPORATION,
as a Lender

By:	/s/ David W. Kee
Name:	David W. Kee
Title:	Managing Director

SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT

SUNOCO LP

SUNTRUST BANK,
as a Lender

By:	/s/ Carmen Malizia
Name:	Carmen Malizia
Title:	Director

SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT

SUNOCO LP

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Patrick Jeffrey
Name:	Patrick Jeffrey
Title:	Vice President

SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT

SUNOCO LP

BMO HARRIS FINANCING, INC.,
as a Lender

By:	/s/ Matthew L. Davis
Name:	Matthew L. Davis
Title:	Vice President

SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT

SUNOCO LP

BNP PARIBAS,
as a Lender

By:
Name:
Title:

By:
Name:
Title:

SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT

SUNOCO LP

CREDIT AGRICOLE CORPORATE & INVESTMENT BANK,
as a Lender

By:	/s/ Michael Willis
Name:	Michael Willis
Title:	Managing Director

By:	/s/ Dixon Schultz
Name:	Dixon Schultz
Title:	Managing Director

SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT

SUNOCO LP

ING CAPITAL LLC,
as a Lender

By:	/s/ Subha Pasumarti
Name:	Subha Pasumarti
Title:	Managing Director

By:	/s/ Cheryl LaBelle
Name:	Cheryl LaBelle
Title:	Managing Director

SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT

SUNOCO LP

UBS AG, STAMFORD BRANCH,
as a Lender

By:	/s/ Houssem Daly
Name:	Houssem Daly
Title:	Associate Director

By:	/s/ Kenneth Chin
Name:	Kenneth Chin
Title:	Director

SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT

SUNOCO LP

TORONTO DOMINION (TEXAS) LLC,
as a Lender

By:	/s/ Savo Bozic
Name:	Savo Bozic
Title:	Authorized Signatory

SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT

SUNOCO LP

NATIXIS, NEW YORK BRANCH,
as a Lender

By:	/s/ Jarrett Price
Name:	Jarrett Price
Title:	Director

By:	/s/ Brice Le Foyer
Name:	Brice Le Foyer
Title:	Director

SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT

SUNOCO LP

Each of the undersigned Guarantors (i) consents and agrees to this Amendment, and (ii) agrees that the Loan Documents to which it is a party (including, without limitation, the Guaranty Agreement, dated as of September 25, 2014, each as amended, modified or supplemented) shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of the undersigned, enforceable against it in accordance with its terms.

CONSENTED, ACKNOWLEDGED AND AGREED TO BY:

SUSSER PETROLEUM OPERATING COMPANY LLC
SUSSER PETROLEUM PROPERTY COMPANY LLC
SUSSER HOLDINGS CORPORATION
SUNOCO FINANCE CORP.

By:	/s/ Thomas R. Miller
Name:	Thomas R. Miller
Title:	Chief Financial Officer

STRIPES HOLDINGS LLC
SUSSER HOLDINGS, L.L.C.
STRIPES LLC

By:	/s/ Thomas R. Miller
Name:	Thomas R. Miller
Title:	Chief Financial Officer

MID-ATLANTIC CONVENIENCE STORES, LLC
SOUTHSIDE OIL, LLC
MACS RETAIL LLC

By:	/s/ Thomas R. Miller
Name:	Thomas R. Miller
Title:	Chief Financial Officer

SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT

SUNOCO LP

ALOHA PETROLEUM LLC

By:	/s/ Thomas R. Miller
Name:	Thomas R. Miller
Title:	Chief Financial Officer

ALOHA PETROLEUM, LTD.

By:	/s/ Thomas R. Miller
Name:	Thomas R. Miller
Title:	Chief Financial Officer

SUNOCO RETAIL, LLC

By:	/s/ Thomas R. Miller
Name:	Thomas R. Miller
Title:	Chief Financial Officer

SUNOCO, LLC

By:	/s/ Thomas R. Miller
Name:	Thomas R. Miller
Title:	Chief Financial Officer

ALLIED ENERGY COMPANY LLC
DIRECT FUELS LLC
ALLIED RENEWABLE ENERGY, LLC
EMERGE ENERGY DISTRIBUTORS INC.
SUNMARKS, LLC
SUSSER PETROLEUM COMPANY LLC
STRIPES NO. 1009 LLC

By:	/s/ Thomas R. Miller
Name:	Thomas R. Miller
Title:	Chief Financial Officer

SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT

SUNOCO LP